UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 24, 2013

NEWMARKET CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 28, 2013, NewMarket Corporation (the “Company”) issued a press release regarding its earnings for the third quarter ended September 30, 2013. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 24, 2013 the Compensation Committee of the Board of Directors (the “Compensation Committee”) of NewMarket Corporation (the “Company”) approved grants of restricted stock awards to the Company’s named executive officers as set forth below. The awards will be granted on November 11, 2013 (the “Award Date”) pursuant to the Company’s 2004 Incentive Compensation and Stock Plan.

The restricted stock awards are as follows:

Officer	Number of shares of Common Stock
Thomas E. Gottwald	345
Steven M. Edmonds	175
Bruce R. Hazelgrove, III	175
David A. Fiorenza	70

The stock will vest on the third anniversary of the Award Date, provided the executive officer is employed by the Company through such date. The Company will also retain and withhold shares of stock from each award to satisfy minimum statutory tax obligations for each executive officer.

Item 8.01. Other Events

On October 24, 2013, NewMarket Corporation (the “Company”) issued a press release reporting that the Company’s Board of Directors had declared a dividend of $1.10 per share of the Company’s common stock, payable on January 1, 2014 to the Company’s shareholders of record as of December 16, 2013. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits

(d)	Exhibits.

99.1	Press release regarding quarterly earnings issued by the Company on October 28, 2013

99.2	Press release issued by the Company on October 24, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2013

NEWMARKET CORPORATION

By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release regarding quarterly earnings issued by the Company on October 28, 2013

99.2	Press release issued by the Company on October 24, 2013